UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

Dividend Capital Total Realty Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Form DEF 14A

Dividend Capital Total Realty Trust Inc. - N/A

Filed: April 20, 2010 period: June 29, 2010

Official notification to stockholders of matters to be brought to a vote (Proxy)

April 20, 2010

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Dividend Capital Total Realty Trust Inc. to be held at The Westin Tabor Center, Horace Tabor/Molly Brown Room, 1672 Lawrence Street, Denver, CO 80202, on June 29, 2010 at 1:30 p.m. Mountain Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 27, 2010, we will mail (i) to certain of our stockholders, a copy of the Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”), our proxy statement, a proxy card, and our 2009 Annual Report and (ii) to other stockholders, a copy of the Annual Meeting Notice, along with the Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided.

Sincerely,

John A. Blumberg
Chairman of the Board of Directors

For the Board of Directors of Dividend Capital Total Realty Trust Inc.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2010

To the Stockholders of Dividend Capital Total Realty Trust Inc.:

The annual meeting of stockholders of Dividend Capital Total Realty Trust Inc., a Maryland corporation (the “Company”), will be held at The Westin Tabor Center, Horace Tabor/Molly Brown Room, 1672 Lawrence Street, Denver, CO 80202, on June 29, 2010, at 1:30 p.m. Mountain Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	a proposal to elect four directors to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)	a proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm for the Company for fiscal year 2010; and

(iii)	any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Stockholders of record at the close of business on April 20, 2010, will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “Commission”), on or about April 27, 2010, we will mail (i) to certain of our stockholders a copy of the Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”), our proxy statement, a proxy card, and our 2009 Annual Report and (ii) to other stockholders, a copy of the Annual Meeting Notice, along with the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), which will indicate how to access proxy materials on the Internet. The Internet Availability Notice will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2009 Annual Report, and a proxy card or voting instruction card. We believe that this new process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,

Joshua J. Widoff
Senior Vice President, General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

April 20, 2010

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

518 Seventeenth Street, 17th Floor, Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2010

This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Dividend Capital Total Realty Trust Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held on June 29, 2010, and any adjournments or postponements thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Dividend Capital Total Realty Trust Inc.

The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. A copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), along with the Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”), is being mailed to holders of our common stock, par value $0.01 per share, on or about April 27, 2010.

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.

Date, Time, and Place for the Annual Meeting

The Annual Meeting will be held on June 29, 2010 at The Westin Tabor Center, Horace Tabor/Molly Brown Room, 1672 Lawrence Street, Denver, CO 80202 at 1:30 p.m. Mountain Time.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 20, 2010 will be asked to consider and vote upon:

(i)	a proposal to elect four directors to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualify;

(ii)	a proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm for the Company for fiscal year 2010; and

(iii)	any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Internet Availability Notice

We are furnishing proxy materials over the Internet to certain of our stockholders pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission (the “Commission”). Accordingly on or about April 27, 2010, we will mail (i) to certain of our stockholders a copy of the Annual Meeting Notice, this Proxy Statement, a proxy card, and our 2009 Annual Report and (ii) to other stockholders a copy of the Annual Meeting Notice, along with the Internet Availability Notice, which will indicate how to access our proxy materials on the Internet. An electronic version of our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Commission on March 23, 2010 is available on our website at www.totalrealtytrust.com.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this proxy statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on April 20, 2010 and will provide reimbursement for the cost of forwarding the material.

The Company has engaged Boston Financial Data Services Inc. (“Boston Financial”) to solicit proxies for the Annual Meeting. The services to be performed by Boston Financial will include consultation pertaining to the planning and organization of the solicitation, as well as to assist the Company in the solicitation of proxies from the Company’s stockholders entitled to vote. The anticipated cost for such services is expected to be between $75,000 and $100,000.

Stockholders Entitled To Vote

As of the close of business on April 20, 2010, there were outstanding and entitled to vote approximately 184,363,467 shares of our common stock. Each share of our common stock entitles the holder thereof to one vote. Stockholders of record at the close of business on April 20, 2010 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

Required Vote

A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.

For the election of the nominees to our Board of Directors, the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting is sufficient to elect the director if a quorum is present. For the ratification of KPMG LLP as our independent registered public accounting firm for fiscal year 2010, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment.

If the enclosed proxy is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

(i)	FOR the election of the nominees to our Board of Directors;

(ii)	FOR the ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for fiscal year 2010; and

(iii)	in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

Abstentions and broker non-votes, if any, will have the effect of votes against the election of the nominees to our Board of Directors, but will have no effect on the outcome of the ratification of KPMG LLP as our independent registered public accounting firm for fiscal year 2010 or any other matter for which the required vote is a majority of the votes cast.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

Voting

If you hold your shares of our common stock in your own name as a holder of record, you may instruct the proxies to vote your shares if you received printed proxy materials by signing, dating, and mailing the proxy card in the postage-paid envelope provided, or you may complete your proxy authorization via the Internet at http://www.eproxy.com/trt or via the telephone at 1-866-977-7699, as provided in the Internet Availability Notice and in this Proxy Statement. In addition, you may vote your shares of our common stock in person at the Annual Meeting.

If your shares of our common stock are held on your behalf by a broker, bank, or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

Right to Revoke Proxy

If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy instructions at any time prior to the date and time of the Annual Meeting through any of the following methods:

•

send written notice of revocation, prior to the Annual Meeting, to our Senior Vice President, General Counsel and Secretary, Mr. Joshua J. Widoff, at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

•	properly sign, date, and mail a new proxy card to our Secretary;

•	dial the number provided on the proxy card and authorize your proxy again;

•	log onto the Internet site provided on the proxy card and in the Internet Availability Notice and authorize your proxy again; or

•	attend the Annual Meeting and vote your shares in person.

If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

Copies of Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for our latest fiscal year filed with the Commission on March 23, 2010 will be included in the 2009 Annual Report that is mailed to stockholders entitled to vote at the Annual Meeting who received printed proxy materials, is available on the Internet as provided in the Internet Availability Notice, and is available without charge to stockholders upon written request to: Dividend Capital Total Realty Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2009 on our website at www.totalrealtytrust.com.

Voting Results

Boston Financial, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a current report on Form 8-K to be filed with the Commission within four business days of the Annual Meeting.

Confidentiality of Voting

We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Boston Financial, to examine these documents.

Recommendations of the Board of Directors.

The Board of Directors recommends a vote:

(i)	FOR the election of the nominees to our Board of Directors; and

(ii)	FOR the ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for fiscal year 2010.

BOARD OF DIRECTORS

Our Board of Directors consists of four directors, three of whom are independent directors, as determined by our Board of Directors. Upon the expiration of their current terms at the Annual Meeting, directors will be elected to serve a term of one year and until their successors are duly elected and qualify. Our bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three or more than 15. All officers serve at the discretion of our Board of Directors.

Information Concerning Directors and the Director Nominees

Set forth below is certain information for our directors including their respective position, age, biographical information, directorships held in the previous five years, the experience, qualifications, attributes and/or skills that led the Board of Directors to determine that the person should serve as our director, and the beneficial ownership of shares of our common stock or non-voting units of limited partnership interests (“OP Units”) of Dividend Capital Total Operating Partnership, LP (our “Operating Partnership”) held by each director as of April 20, 2010. For a description of beneficial ownership, see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Board of Directors considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. The Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. However, the Board of Directors believes that diversity in the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow the Board of Directors to fulfill its responsibilities.

John A. Blumberg Chairman of the Board of Directors 20,000 OP Units beneficially owned Age: 50 Director since 2006 Member of Investment Committee

John A. Blumberg has served as our Chairman of the Board of Directors since January 2006. Mr. Blumberg has also been a manager of Dividend Capital Total Advisors LLC (our “Advisor”) since April 2005. From October 2009 to March 2010, Mr. Blumberg served as the Chairman of the Board of Directors of Industrial Income Trust Inc. (“Industrial Income Trust”), a Denver, CO based REIT focusing on industrial real estate, and is currently a manager of Industrial Income Advisors LLC, the advisor to Industrial Income Trust. Mr. Blumberg has served as the President and as a director of Income Property Trust of the Americas Inc., a Denver-based REIT, since November 2008. Mr. Blumberg is a principal of both Dividend Capital Group LLC and Black Creek Group LLC, a Denver-based real estate investment firm, which he co-founded in 1993. He is also a co-founder of Mexico Retail Properties and has been serving as its Chief Executive Officer since 2002. Mexico Retail Properties is a fully integrated retail real estate company that acquires, develops, and manages retail properties throughout Mexico. Mr. Blumberg has been active in real estate acquisition, development, and redevelopment activities since 1993 and, as of December 31, 2009, with affiliates, has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing, and sale of real properties having combined value of approximately $5.9 billion. Prior to co-founding Black Creek Group LLC, Mr. Blumberg served in various positions with Manufacturers Hanover Trust, Chemical Bank and as President of

Chemical Real Estate, Inc. and its predecessor company, Manufacturers Hanover Real Estate Inc. In this capacity, Mr. Blumberg oversaw real estate investment banking, merchant banking, and loan syndications. Mr. Blumberg holds a Bachelor’s Degree from the University of North Carolina at Chapel Hill.

Charles B. Duke Director 13,000 shares of our common stock beneficially owned Age: 52 Director since 2006 Chairman of Audit Committee Member of Investment Committee

Charles B. Duke has served as an independent director of our Board of Directors since January 2006. Mr. Duke has also served as an independent director on the Board of Directors of Industrial Income Trust since December 2009. Mr. Duke was founder and has been President and Chief Executive Officer of Legacy Imaging, Inc., a manufacturer of aftermarket printer supplies, since 1996. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and FINRA-member company based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment-banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.

Daniel J. Sullivan Director 13,000 shares of our common stock beneficially owned Age: 45 Director since 2006 Member of Audit Committee Member of Investment Committee

Daniel J. Sullivan has served as an independent director of our Board of Directors since January 2006. Mr. Sullivan is assistant editor of Humanitas, an academic journal published by the National Humanities Institute, and a doctoral candidate at The Catholic University of America in Washington, D.C. since 2003. Prior to that, from 2002 to 2003, Mr. Sullivan was a private consultant and from 1998 to 2002, he was Director of Business Development at Jordan Industries Inc. Mr. Sullivan has seventeen years of international business, consulting, and private equity investment experience, including over four years, from 1987 through 1991, in the real estate industry as an appraiser, property analyst, and investment banker with Manufacturer’s Hanover Real Estate Investment Banking Group in New York. During that time, Mr. Sullivan participated in the structuring and private placement of over $1 billion in long term, fixed-rate, and multi-property mortgage financings for the bank’s corporate clients. Mr. Sullivan holds a Master of Arts in political theory from The Catholic University of America in Washington, D.C. and a Bachelor of Arts in history from Boston College in Chestnut Hill, Massachusetts.

John P. Woodberry Director 13,000 shares of our common stock beneficially owned Age: 47 Director since 2006

John P. Woodberry has served as an independent director of our Board of Directors since January 2006. Mr. Woodberry has been active in finance and investing activities since 1991. In 2007, Mr. Woodberry joined Passport Capital, LLC, a San Francisco based hedge fund, and serves as the Portfolio Manager for the India and Capital Markets Groups. From 2004 to 2007, Mr. Woodberry was the President and Portfolio Manager of Independence Capital Asset Partners, LLC. Previously, from 2001 to 2004, Mr. Woodberry was a Senior Research

Analyst at Cobalt Capital, LLC, a New York City based hedge fund. From 1998 to 2001, Mr. Woodberry worked for Minute Man Capital Management, LLC and Trident Investment Management, LLC, each a New York City based hedge fund. From 1995 to 1998, Mr. Woodberry worked at Templeton Investment Council Ltd. Mr. Woodberry has an MBA from Harvard Business School and an AB Degree from Stanford University.

Legal Proceedings Involving Directors and Executive Officers

There are no legal proceedings ongoing as to which any director or executive officer of ours, any five percent holder of our common stock, or any associate of the foregoing is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Determination of Director Independence

We currently have a total of four directors on our Board of Directors, three of whom are independent of us, our Advisor, and our respective affiliates. An “independent director” is a person who is not associated, and has not been associated within the last two years, directly or indirectly, with us or the Advisor. We refer to our one director who is not independent as our “affiliated director.”

Board Leadership Structure

Our affiliated director, John A. Blumberg, serves as our Chairman. Mr. Blumberg is affiliated with us through his role as manager and co-founder of our Advisor. We believe that Mr. Blumberg’s experience and background makes him highly qualified to lead our Board of Directors in the fulfillment of its duties. His affiliation provides Mr. Blumberg with an enhanced perspective of our industry and structure that we believe makes Mr. Blumberg well suited to lead our Board of Directors in the identification and execution of our strategic objectives, management of our operational and investment risks and oversight of our management team.

As an affiliated director, Mr. Blumberg may not participate as a director in determining the compensation of our Advisor, the renewal of the Advisory Agreement or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see, “Certain Relationships and Related Party Transactions” in this Proxy Statement.

STATEMENT ON CORPORATE GOVERNANCE

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our Audit Committee consists entirely of independent directors and our Investment Committee consists of a majority of independent directors.

Our Board of Directors has adopted a code of business conduct and ethics, which applies to all employees of our Advisor, and our officers and directors, including our President and our Chief Financial Officer. Additionally, our Board of Directors has adopted a code of ethics, specifically for the unique and critical role of our President and our Senior Financial Officers, including our Chief Financial Officer. A copy of the Code of Ethics for our President and our Senior Financial Officers may be found on our website at http://www.totalrealtytrust.com. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our President and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Ethics for our President and our Senior Financial Officers on our website; however, if we change our intention, we will file a current report on Form 8-K with the Commission reporting such amendments or waivers.

Our internet address is http://www.totalrealtytrust.com. We make available, free of charge through a link on our site, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.

Oversight of Risk Management

Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.

We maintain internal audit, legal, and compliance departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.

Board and Committee Meetings

During the year ended December 31, 2009, our Board of Directors held 11 meetings. No director attended fewer than 75 percent of all meetings of our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Investment Committee, and the TRT-IIT Conflicts Resolution Committee. During 2009, the Audit Committee met four times and the Investment Committee did not meet since all investment decisions were made by the Board of Directors in 2009. The TRT-IIT Conflicts Resolution Committee was formed subsequent to December 31, 2009 and has not yet held a meeting. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2009, one of our four directors attended our 2009 Annual Meeting of Stockholders in person.

Audit Committee. The members of our Audit Committee are Messrs. Charles B. Duke and Daniel J. Sullivan, each an independent director. Our Audit Committee operates under a written charter, which has been approved by our Board of Directors. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.

Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls, which management has established, the audit and financial reporting process, including the preapproval of services performed by our independent registered public accountant, and the oversight of certain areas of risk management.

Investment Committee. The members of our Investment Committee are Messrs. Charles B. Duke and Daniel J. Sullivan, each an independent director, and John A. Blumberg, an affiliated director. Our Board of Directors has delegated to our Investment Committee certain responsibilities with respect to specific real property and securities investments proposed by our Advisor and the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board of Directors.

With respect to real property investments, our Board of Directors has delegated to our Investment Committee the authority to approve all real property acquisitions, developments, and dispositions, including real property portfolio acquisitions, developments, and dispositions, for a purchase price, total project cost, or sales price of up to $25,000,000. Our Board of Directors, including a majority of our independent directors, must approve all real property acquisitions, developments, and dispositions, including real property portfolio acquisitions, developments, and dispositions, for a purchase price, total project cost or sales price greater than $25,000,000. During the year ended December 31, 2009, all real property acquisitions were approved by our Board of Directors.

With respect to securities and debt related investments, our Board of Directors has delegated to the Investment Committee the authority to approve securities investment thresholds as well as certain responsibilities for approving ongoing monitoring and rebalancing measures within the context of our Board of Directors’ approved securities and debt related investment strategy and asset allocation framework.

TRT-IIT Conflicts Resolution Committee. The members of our TRT-IIT Conflicts Resolution Committee are Daniel J. Sullivan and John. P. Woodberry, each an independent director. Our Board of Directors has delegated to our TRT-IIT Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between us and Industrial Income Trust, including conflicts that may arise as a result of the investment allocation methodology that our Advisor utilizes for allocating investment opportunities that are suitable for both us and Industrial Income Trust. For additional discussion regarding this allocation methodology and related procedures, see the discussion under “Conflict Resolution Procedures” included in this Proxy Statement.

Compensation Committee. We do not have a standing Compensation Committee. Our Board of Directors may establish a Compensation Committee in the future to administer our equity incentive plan. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plan. A Compensation Committee, if formed, will entirely consist of our independent directors.

Nominating Committee. We do not have a standing Nominating Committee. Our Board of Directors has determined that it is appropriate for us not to have a Nominating Committee because all of the matters for which a Nominating Committee would be responsible are presently considered by all the members of our Board of Directors.

Each member of our Board of Directors participates in the consideration of director nominees although our independent directors nominate replacements for vacancies among the independent directors’ positions. The process followed by our Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Board of Directors. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Board of Directors considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. Our Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholder and Interested Party Communications with Directors

We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:

The Board of Directors of Dividend Capital Total Realty Trust Inc.

c/o Mr. Joshua J. Widoff, Senior Vice President, General Counsel and Secretary

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to our director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

AUDIT COMMITTEE REPORT

The Report of our Audit Committee is provided below.

Report of the Audit Committee

In accordance with, and to the extent permitted by the rules of the Securities and Exchange Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Dividend Capital Total Realty Trust Inc.’s future filings made under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act of 1933, as amended.

The Audit Committee of the Board of Directors of Dividend Capital Total Realty Trust Inc., a Maryland corporation (the “Company”), operates under a written charter, which has been approved by the Board of Directors. The charter is available on the Company’s website at http://www.totalrealtytrust.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with accounting principles generally accepted in the United States (“GAAP”). Management has the primary responsibility for the financial statements and the reporting process including the system of internal control. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with GAAP.

The Audit Committee has reviewed and discussed with management the audited financial statements in the annual report to stockholders.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of KPMG LLP’s audit, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair, and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission (the “Commission”). The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee discussed and reviewed with KPMG LLP the Company’s critical accounting policies, KPMG LLP’s audits, and all fees paid to KPMG LLP during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by KPMG LLP for the Company. KPMG LLP did not perform any non-audit services for the Company during the year ended December 31, 2009.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as modified or supplemented, other standards of the Public Company Accounting Oversight Board (United States), rules of the Commission, and other applicable regulations, including the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with KPMG LLP their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee approved inclusion of the audited financial statements in the annual report on Form 10-K for the year ended December 31, 2009 for filing with the Commission. The Audit Committee and the Board of Directors also have recommended ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2010.

THE AUDIT COMMITTEE

Charles B. Duke, Chairman
Daniel J. Sullivan

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the year ended December 31, 2009, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements and our internal controls over financial reporting, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.

Total fees for the years ended December 31, 2009 and 2008 were approximately $716,000 and $816,000, respectively. All fees were determined to be Audit Fees. Audit Fees are fees incurred for the audits of the consolidated financial statements, consultation on audit-related matters and required review of Commission filings. This category also includes review of, and consents for, filings with the Commission related to our public offerings.

The Audit Committee of our Board of Directors has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee of our Board of Directors is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. All engagements for services in 2009 and 2008 were pre-approved by the Audit Committee of our Board of Directors.

EXECUTIVE OFFICERS

The following table shows the names and ages of our present executive officers and the positions held by each individual. A description of the business experience of each individual for at least the past five years follows the table.

Name	Age	Position
Guy M. Arnold	42	President
M. Kirk Scott	31	Chief Financial Officer and Treasurer; Vice President and Controller
Joshua J. Widoff	39	Senior Vice President, General Counsel and Secretary

Guy M. Arnold has served as our President since January 2008. From March 1999 until November 2007, Mr. Arnold served as Partner and Managing Director of Cherokee Investment Partners, LLC. Cherokee is a $1.8 billion multi-asset class private equity real estate fund that focuses on the acquisition, redevelopment, and asset management of urban infill properties throughout the U.S., Canada, and Western Europe. In this capacity, Mr. Arnold directed and structured numerous transactions with various sellers and buyers including Fortune 500 companies, development and investment companies, as well as local and federal governmental agencies. In addition, Mr. Arnold co-managed Cherokee’s Denver office, presented regularly to Cherokee’s investors, which include state pension funds and university endowments, and served as a member of Cherokee’s Investment and Asset Management Committees. Prior to joining Cherokee, Mr. Arnold served as Vice President of Colorado & Santa Fe Real Estate (“Colorado & Santa Fe”), a Denver commercial real estate holding company, from September 1990 to February 1999. At Colorado & Santa Fe, he co-managed the acquisition, asset management, and leasing for their portfolio of value-added office, industrial and retail properties. Mr. Arnold serves on the Board of Directors of the Colorado chapter of the National Association of Industrial and Office Properties. Mr. Arnold earned a Bachelor’s degree from the University of Virginia.

M. Kirk Scott has served as our Chief Financial Officer and Treasurer since April 2009 and has served as our Vice President and Controller since June 2008. Mr. Scott also serves as Controller for Dividend Capital Total Advisors LLC, our Advisor. Prior to joining us, from October 2007 until May 2008 Mr. Scott was Controller of

Denver-based NexCore Group, where he oversaw the accounting function for various entities that are involved in developing and operating real estate properties primarily focused within the medical office sector. From April 2006 through September 2007, Mr. Scott was a principal at Lentell & Associates, LLC, where he provided accounting and financial services to various public real estate operating companies, including the Company, DCT Industrial Trust Inc., a publicly traded industrial REIT, and ProLogis, also a publicly traded industrial REIT. From December 2002 through April 2006, Mr. Scott was Assistant Controller at DCT Industrial Trust Inc. and Dividend Capital Group LLC, where he served in multiple capacities in the real estate accounting departments serving several entities, including Dividend Capital Securities, LLC and Dividend Capital Trust Inc. (currently known as DCT Industrial Trust Inc.), during that company’s growth from inception to more than $2 billion in assets under management. Prior thereto, Mr. Scott was a senior auditor focused on various commercial real estate assignments with KPMG LLP, the Company’s current auditor. He has a Bachelor’s Degree in Accounting Cum Laude from the University of Wyoming.

Joshua J. Widoff has served as our Senior Vice President, Secretary, and General Counsel since September 2007. Mr. Widoff has served as the Senior Vice President and Secretary of Income Property Trust Inc. since November 2008 and as the Senior Vice President, General Counsel, and Secretary of Industrial Income Trust since May 2009. He has also served as a Managing Director of Black Creek Group LLC, a Denver-based private equity real estate firm, since September 2007. Prior to joining us and Black Creek Group LLC in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing, and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities, and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings, and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff received his undergraduate degree from Trinity University in Texas and his law degree from the University of Colorado School of Law.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

We are party to an advisory agreement with our Advisor, pursuant to which our Advisor manages our day-to-day activities and implements our investment strategy. In addition, our Advisor is obligated to use its best efforts, subject to the oversight, review, and approval of our Board of Directors to, among other things, research, identify, review, and make investments in and dispositions of real property, real estate securities, and debt related investments on our behalf consistent with our investment policies and objectives. Our Advisor performs its duties and responsibilities under the Advisory Agreement as a fiduciary of ours and our stockholders. The term of the Advisory Agreement is for one year and expires in January of each calendar year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Our officers and our affiliated director are all employees or principals of our Advisor.

We pay certain fees to our Advisor and its affiliates in connection with services they provide to us. In the event that the Advisory Agreement is terminated, our Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates receive a specific fee for the activities that generate the expense to be reimbursed. We do not compensate our officers. Our Advisor, through an affiliate, compensates our officers who also serve as officers of our Advisor and of other affiliates. Our officers also may receive additional compensation in the form of indirect equity interests in our Advisor.

Below is a summary of the fees and other amounts earned by our Advisor in connection with services performed for us during the years ended December 31, 2009, 2008, and 2007 (amounts in thousands).

	2009	2008	2007
Organization and offering expense reimbursement	$3,744	$7,886	$13,030
Acquisition fees	3,151	2,399	11,124
Asset management fees	12,939	11,599	8,707
Other reimbursements	857	729	431

Total	$20,691	$22,613	$33,292

The following table summarizes all of the compensation and fees, including reimbursement of expenses, that are payable by us to the Advisor.

Summary of Fees, Commissions, and Reimbursements

• Acquisition Fees—Advisor(1)	The acquisition fees are payable to our Advisor (all or a portion of which may be reallowed to our Advisor’s product specialists) in connection with the acquisition, development or construction of real properties. These fees are payable to our Advisor in connection with each real property investment acquired on our behalf and will vary depending on whether the asset acquired is in the operational, development or construction stage. For each real property acquired in the operational stage, the acquisition fee is an amount equal to up to 1.0% of our proportional interest in the property.

For each real property acquired prior to or during the development or construction stage, the acquisition fee will be an amount equal to up to 4.0% of the total project cost (which will be the amount actually paid or allocated to the purchase, development, construction or improvement of a property exclusive of acquisition fees and acquisition expenses).

Our Advisor also is entitled to receive an acquisition fee of 1.0% of the principal amount in connection with (i) the origination or acquisition of any type of debt investment including, but not limited to, the origination of mortgage loans, B-notes, mezzanine debt, participating debt (including debt with equity-like features), non-traded preferred equity, convertible debt, hybrid instruments, equity instruments, and other related investments, and (ii) the acquisition of any type of non-securitized debt investment including, but not limited to, acquisitions or participations in mortgage loans, B-notes, mezzanine debt, participating debt (including debt with equity-like features), non-traded preferred equity, convertible debt, hybrid instruments, equity instruments, and other related investments.

• Asset Management Fees—Advisor(2)	The asset management fees are payable to our Advisor (all or a portion of which may be reallowed to our Advisor’s product specialists) in connection with the active oversight and investment management of the real property, real estate securities, and debt related assets in our portfolio.

Prior to the Dividend Coverage Ratio Date (as defined below):

For Direct Real Properties (as defined below), the asset management fee will consist of (i) a monthly fee not to exceed one-twelfth of 0.50% of the aggregate cost (before non-cash reserves and depreciation) of Direct Real Properties; and (ii) a monthly fee not to exceed 6% of the aggregate monthly net operating income derived from all Direct Real Properties; provided, however, that the aggregate monthly fee to be paid to the Advisor pursuant to these subclauses (i) and (ii) in the aggregate shall not exceed one-twelfth of 0.75% of the aggregate cost (before non-cash reserves and depreciation) of all Direct Real Properties.

For Product Specialist Real Properties (as defined below), the asset management fee will consist of (i) a monthly fee not to exceed one-twelfth of 0.50% of the aggregate cost (before non-cash reserves and depreciation) of Product Specialist Real Properties; and (ii) a monthly fee not to exceed 6% of the aggregate monthly net operating income derived from all Product Specialist Real Properties.

After the Dividend Coverage Ratio Date:

For all real properties, the asset management fee will consist of: (i) a monthly fee not to exceed one-twelfth of 0.50% of the aggregate cost (before non-cash reserves and depreciation) of all real property assets within our portfolio; and (ii) a monthly fee not to exceed 8.0% of the aggregate monthly net operating income derived from all real property assets within our portfolio.

“Direct Real Properties”: shall mean those real properties acquired directly by us without the advice or participation of a product specialist engaged by our Advisor.

“Dividend Coverage Ratio”: shall mean, as to any given fiscal quarter, the total amount of distributions made by us in that fiscal quarter divided by the aggregate funds from operations for that fiscal quarter.

“Dividend Coverage Ratio Date”: shall be the date on which our dividend coverage ratio has been less than or equal to 1.00 for two consecutive fiscal quarters.

“Product Specialist Real Properties”: shall mean those real properties acquired by us pursuant to the advice or participation of a product specialist engaged by our Advisor pursuant to a contractual arrangement.

In addition, both before and after the Dividend Coverage Ratio Date, the asset management fee for all real property assets includes a fee of 1.0% of the sales price of individual real property assets upon disposition.

For securities and debt related assets, both before and after the Dividend Coverage Ratio Date, the asset management fee will consist of a monthly fee equal to one twelfth of 1.0% of the aggregate value of the securities and debt related investments within our portfolio.

• Advisory Fees—Debt Advisor	We have agreed to pay our Advisor advisory fees and asset management fees that differ from the fee structure discussed above for certain debt investments that we may acquire pursuant to a product specialist agreement (the “Debt Advisor PSA”) that our Advisor has entered into with FundCore Finance Group LLC (the “Debt Advisor”), an affiliate of our Advisor. For debt investments acquired pursuant to the Debt Advisor PSA, our Advisor will receive an advisory fee equal the sum of:

(i) 1.0% of the relevant debt investment amount;

(ii) any origination or similar fees paid by the applicable borrower at the time the debt investment is made (not to exceed 1.50% of the net debt investment amount); and

(iii)  an amount equal to 1.0% per annum of the discounted present value (using a discount rate of 15.0%) of the net debt investment amount (taking into account any anticipated principal amortization) for a period of time equal to the lesser of the term of the debt investment (excluding extension option years) or four years (collectively referred to as the “Initial Term”).

Total advisory fees and acquisition expenses shall not exceed 6.0% of the net debt investment amount. This fee shall be payable on the closing date of the relevant debt investment.

• Asset Management Fees—Debt Advisor	For debt investments acquired pursuant to the Debt Advisor PSA, our Advisor will receive asset management fees pursuant to the following:

(i)     during the first twelve months after the closing of the respective debt investment, our Advisor shall receive a monthly asset management fee consisting of one-twelfth of the total amount, if any, by which the sum of the total acquisition fees and expenses exceeds 6.0% of the relevant net debt investment amount;

(ii) during the balance of the Initial Term, zero; and

(iii)  during any period following the Initial Term during which the relevant debt investment is outstanding, the asset management fee will consist of a monthly fee of one-twelfth of 1.0% of the net debt investment amount.

• Expense Reimbursement	We are also obligated, subject to certain limitations, to reimburse our Advisor for certain other expenses incurred on our behalf for providing services contemplated in the Advisory Agreement (including reimbursement for time provided to us by personnel of our Advisor, including our executive officers, for certain matters), provided that our Advisor does not receive a specific fee for the activities which generate the expenses to be reimbursed.

(1)	We pay the Advisor the acquisition fee amount upon the closing of a real property acquisition transaction for properties that are in the operational stage or as a percentage of completion for properties in the development stage. Our charter limits our ability to pay acquisition fees if the total of all acquisition fees and expenses relating to the purchase would exceed 6.0% of the contract purchase price or total development cost. Under our charter, a majority of our Board of Directors, including a majority of the independent directors not otherwise interested in the transaction, would have to approve any acquisition fees (or portion thereof), which would cause the total of all acquisition fees and expenses relating to a real property acquisition to exceed 6.0% of the purchase price and determine the transaction to be commercially competitive, fair, and reasonable to us.
(2)	The Advisor must reimburse us at least annually for reimbursements paid to the Advisor in any year to the extent that such reimbursements to the Advisor cause our operating expenses to exceed the greater of (1) 2.0% of our average invested assets, which generally consists of the average book value of our real properties before deducting depreciation, bad debts or other non-cash reserves and the average book value of securities or (2) 25.0% of our net income, which is defined as our total revenues less total expenses for any given period excluding reserves for depreciation and bad debt or other similar non-cash reserves, unless the independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors. “Average invested assets” means the average monthly book value of our assets invested directly or indirectly in equity interests and loans secured by real estate during the 12-month period before deducting depreciation, bad debts or other non-cash reserves. “Total operating expenses” means all expenses paid or incurred by us, as determined under GAAP, that are in any way related to our operation, including asset management fees and other fees paid to our Advisor, but excluding (a) the expenses of raising capital such as organizational and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, and registration and other fees, printing, and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of shares of our common stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization, and bad debt reserves; (e) reasonable incentive fees based on the gain in the sale of our assets; (f) acquisition fees and acquisition expenses (including expenses relating to potential acquisitions that we do not close); (g) real estate commissions on the sale of real property; and (h) other fees and expenses connected with the acquisition, disposition, management, and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of real property).

Compensation of Directors

We pay each of our independent directors $7,500 per quarter plus $1,000 for each Board or Committee meeting attended. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending Board meetings. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director.

On April 3, 2006, each of our then-serving independent directors, Charles B. Duke, John P. Woodberry and Daniel J. Sullivan, was automatically granted an option to purchase 10,000 shares of our common stock under our equity incentive plan with an exercise price equal to $11.00 per share. Our equity incentive plan provides for the automatic grant to each of our independent directors who is serving as of each of our annual stockholders meetings of an option to purchase 5,000 shares of our common stock having a term that is no longer than 10 years and an exercise price that is no less than the fair market value of our common stock on the date of grant. No options will be awarded under these automatic grant provisions of the equity incentive plan if it would result in our being “closely-held” under the Internal Revenue Code of 1986, as amended (the “Code”), jeopardize our status as a real estate investment trust (“REIT”) under the Code or otherwise violate the ownership and transfer restrictions under our charter. In connection with our 2007, 2008 and 2009 Annual Meetings of Stockholders, on August 27, 2007, August 21, 2008 and June 29, 2009, respectively, each of our three independent directors, Charles B. Duke, John P. Woodberry, and Daniel J. Sullivan, was granted an option to purchase 5,000 shares of our common stock under the equity incentive plan with an exercise price equal to $11.00 per share. Pursuant to our equity incentive plan, we will automatically grant our current independent directors an option to purchase 5,000 shares of our common stock with an exercise price of $11.00 per share on the date of our 2010 Annual Meeting of Stockholders.

The following table sets forth information concerning the compensation to our independent directors for the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
John A. Blumberg	$—	$—	$—
Charles B. Duke	45,000	8,548	53,548
Daniel J. Sullivan	45,000	8,548	53,548
John P. Woodberry	40,000	8,548	48,548

Total	$130,000	$25,644	$155,644

(1)	On the grant date, June 29, 2009, the fair value for each option award issued on that date was $1.34. As of December 31, 2009, each of our three independent directors had 13,000 option awards outstanding.
(2)	Represents the amount recognized for financial statement reporting purposes with respect to the year ended December 31, 2009 in accordance with ASC Topic 718, Stock Compensation. We used the Black-Scholes option-pricing model to value our option awards using the following assumptions: expected dividend yield of 6.0%, risk-free interest rate of 1.11%, volatility factor of 39.4%, and an expected life that is equal to the respective option award’s vesting period.

Equity Incentive Plan

We have adopted an equity incentive plan, effective January 12, 2006, which we use to attract and retain qualified independent directors, employees, advisors, and consultants providing services to us who are considered essential to our long-range success by offering these individuals an opportunity to participate in our growth through awards in the form of, or based on, our common stock. The equity incentive plan provides for the granting of stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards to those independent directors, employees, advisors and consultants of ours and of our Advisor selected by the plan administrator for participation in the equity incentive plan. Any such stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards will provide for exercise prices, where applicable, that are not less than the fair market value of shares of our common stock on the date of the grant.

Our Board of Directors administers the equity incentive plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and all the terms and conditions of the awards, including whether the grant, vesting, or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the equity incentive plan will be transferable except through the laws of descent and distribution.

The equity incentive plan provides that no more than five million shares of our common stock are available for issuance under the equity incentive plan. No more than 200,000 shares may be made subject to stock options, stock appreciation rights, restricted stock, stock units, and/or other stock-based awards under the equity incentive plan to any individual in any single calendar year. In addition, in connection with the adoption of the equity incentive plan, our Board of Directors adopted an administrative rule to the effect that it will not approve the issuance of new awards under the equity incentive plan (other than the initial grant of options to our independent directors, described below) if, after giving pro forma effect to such issuance, the aggregate number of shares of our common stock subject to all outstanding awards exceeds 4% of the sum of (i) the number of shares of our then outstanding common stock and (ii) the number of then outstanding OP Units, other than those held by us. If any shares subject to an award under the equity incentive plan are forfeited, cancelled, exchanged or surrendered or an award terminates or expires without a distribution of shares or if shares are surrendered or withheld as payment of either the exercise price of an award or withholding taxes in respect of an award, such number of shares will again be available for awards under the equity incentive plan. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend or extraordinary dividend, Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan.

Under the equity incentive plan, Board of Directors will determine the treatment of awards in the event of a change in our control. The equity incentive plan will automatically expire on the tenth anniversary of the date on which it was adopted, unless extended or earlier terminated by our Board of Directors. Our Board of Directors may terminate the equity incentive plan at any time. The expiration or other termination of the equity incentive plan will have no adverse impact on any award that is outstanding at the time the equity incentive plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the equity incentive plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to the equity incentive plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the equity incentive plan.

The following table further describes our equity incentive plan as of December 31, 2009.

Plan Category	Equity Compensation Plan Information
	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	75,000	$11.00	125,000
Equity compensation plans not approved by security holders	—	—	—

Total / Weighted Average	75,000	$11.00	125,000

Compensation Committee Report

The Board of Directors of Dividend Capital Total Realty Trust Inc., a Maryland corporation (the “Company”), has reviewed and discussed the Compensation Discussion and Analysis for 2009 with the Company’s management. Based on this review and their discussions, the Board of Directors has approved the inclusion of the Compensation Discussion and Analysis for 2009 in the Proxy Statement for the 2010 Annual Meeting of stockholders.

The Board of Directors

John A. Blumberg

Charles B. Duke

Daniel J. Sullivan

John P. Woodberry

Compensation Committee Interlocks and Insider Participation

Because our Advisory Agreement provides that our Advisor will assume principal responsibility for managing our affairs, our officers, in their capacities as such, do not receive compensation directly from us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Montecito Investments, LLC, an affiliate of the Advisor, currently owns 200 shares of our common stock. Our Advisor and the parent of our Advisor have also contributed $201,000 to our Operating Partnership in exchange for OP Units. For so long as our Advisor serves as our Advisor, neither our Advisor nor the parent of our Advisor may sell these OP Units.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Shares of Our Common Stock and OP Units

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Common Stock
Montecito Investments, LLC(2)	200 Shares		*
Dividend Capital Total Advisors LLC(3)	20,000 OP Units	(4)	*
Dividend Capital Total Advisors Group LLC(3)	100 Special Units	(5)	*
John A. Blumberg (Chairman and Director)(3)	20,000 OP Units	(4)	*
Charles B. Duke (Independent Director)	13,000	(6)	*
Daniel J. Sullivan (Independent Director)	13,000	(6)	*
John P. Woodberry (Independent Director)	13,000	(6)	*
Guy M. Arnold (President)	—		—
M. Kirk Scott (Chief Financial Officer and Treasurer, Vice President and Controller)	—		—
Joshua J. Widoff (Senior Vice President, General Counsel and Secretary)	—		—
Beneficial ownership of Common Stock and OP Units by all directors and executive officers as a group (7 persons)(3)	59,100	(8)	*

*	Less than 1%.
(1)	Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Montecito Investments, LLC is presently directly or indirectly controlled by Evan H. Zucker, a manager and principal of our Advisor.
(3)	Our Advisor and the parent of our Advisor are presently each directly or indirectly controlled by one or more of the following and/or their affiliates: John A. Blumberg, James R. Mulvihill, and Evan H. Zucker. With respect to Mr. Blumberg, his beneficial ownership consists solely of 20,000 OP Units held by our Advisor. Mr. Blumberg disclaims beneficial ownership of the OP Units held by our Advisor except to the extent of his pecuniary interest therein.
(4)	Represents OP Units that are redeemable for shares of our common stock under certain circumstances. No OP Units that have been held at any time by our Advisor had been redeemed for shares of our common stock as of April 20, 2010. For purposes of the percentages on this table, we have assumed full redemption of OP Units for shares of our common stock.
(5)	Represents Special Units that are entitled to distributions from our Operating Partnership under certain circumstances. See Note 11 to our audited consolidated financial statements in “Item 8. Financial Statements and Supplementary Data” of our Annual Report on Form 10-K filed with the Commission on March 23, 2010 for further discussion of Special Units.
(6)	On April 3, 2006, pursuant to the terms of our equity incentive plan, each of our independent directors was automatically granted a non-qualified option to purchase 10,000 shares of our common stock. Each such option has a maximum term of ten years and will vest according to the following schedule: 20% of the covered shares on the date of grant, and an additional 20% of such shares on each of the first four anniversaries of the date of grant, subject in each case to the director continuing to serve on our Board of Directors as of such vesting date. On August 27, 2007, August 21, 2008 and June 29, 2009, respectively, each of our independent directors was granted an option to purchase 5,000 shares of our common stock. These options fully vest two years after the grant date.
(7)	Includes 20,000 OP Units held by our Advisor, 100 special units held by an affiliate of our Advisor and vested options to purchase 39,000 shares of our common stock held by our Independent Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

To our knowledge, no person owns or beneficially owns more than ten percent of our outstanding shares of common stock as of the date of this proxy statement.

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, our officers, and certain beneficial owners, or, collectively, reporting persons, to file reports of holdings and transactions in our shares of common stock with the Commission. Based on our records and other information we believe that all of our reporting persons timely filed all applicable Commission reports required for 2009, except M. Kirk Scott, who was late in filing his Form 3 upon his election as our Chief Financial Officer and Treasurer on April 13, 2009. Mr. Scott’s Form 3 was filed on June 4, 2009.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Advisory Agreement

Our Advisor is an affiliate of ours. We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, our Operating Partnership and our Advisor are party to the Advisory Agreement, originally dated January 9, 2006, as amended from time to time. The term of the Advisory Agreement is for one year and expires in January of each calendar year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Our Advisor performs its duties and responsibilities under the Advisory Agreement as our fiduciary. Our officers and our affiliated director are all employees or principals of our Advisor.

Under the terms of the Advisory Agreement, our Advisor uses its best efforts, subject to the oversight, review, and approval of the Board of Directors, to perform the following:

•	Participate in formulating an investment strategy and asset allocation framework consistent with achieving our investment objectives;

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Research, identify, review, and recommend to our Board of Directors for approval real property, real estate securities and debt related acquisitions and dispositions consistent with our investment policies and objectives;

•	Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of real properties, securities, and debt related assets will be made;

•	Actively oversee and manage our real property, securities, and debt related investment portfolios for purposes of meeting our investment objectives;

•	Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems, and other administrative services on our behalf;

•	Select joint venture partners and product specialists, structure corresponding agreements, and oversee and monitor these relationships;

•	Arrange for financing and refinancing of our assets; and

•	Recommend various liquidity events to our Board of Directors, when appropriate.

The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:

•	Immediately by us for “cause” (as defined in the Advisory Agreement), upon the bankruptcy of our Advisor, or upon a material breach of the Advisory Agreement by our Advisor;

•	Without cause by a majority of our independent directors upon 60 days’ written notice; or

•	With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.

In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.

Compensation to our Advisor and Affiliates

Our Advisor and other affiliates receive compensation, fees, and expense reimbursements for services related to our prior public and private offerings and for the investment and management of our assets, subject to review and approval of our independent directors. These include or have included sales commissions, dealer manager fees, distribution reinvestment plan servicing fees, acquisition fees, asset management fees, disposition fees, property management fees, real estate commissions, and potential other fees and reimbursements. During the year ended December 31, 2009, we ceased offering shares of our common stock pursuant to our public offering and we ceased offering fractional interests in certain of our real properties or Delaware statutory trusts under private placement offerings. As a result, our Advisor and other affiliates no longer receive sales commissions, dealer manager fees, and other fees and reimbursements associated with our public and private offerings.

In addition, Dividend Capital Total Advisors Group LLC, the parent of our Advisor, has been issued and owns partnership units in our Operating Partnership constituting a separate series of partnership interests with special distribution rights, which we refer to as the “Special Units.” See “Compensation of Directors and Executive Officers—Compensation Discussion and Analysis” for a detailed description of the amounts payable to our Advisor and affiliates.

Dealer Manager Agreement

We were a party to dealer manager agreements collectively referred to as the Dealer Manager Agreements, with the Dealer Manager. The Dealer Manager is an affiliate of ours and a member firm of FINRA. The Dealer Manager was organized in December 2001 for the purpose of participating in and facilitating the distribution of securities of Dividend Capital affiliated entities. Under these Dealer Manager Agreements, the Dealer Manager provided certain sales, promotional, and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to our prospectus. We paid the Dealer Manager a sales commission of up to 6.0% and a dealer manager fee of up to 2.5% of the gross proceeds from the sale of shares of our common stock sold in our primary offerings. In addition, we also reimbursed the expenses of participating dealers up to a maximum of 0.5% of the aggregate gross offering proceeds from the sale of shares of our common stock sold in the primary portion of our follow-on offering for bona fide due diligence expenses. We terminated these Dealer Manager Agreements in 2009 and 2010.

Property Management Agreement

We are a party to a property management agreement dated January 9, 2006, with the Property Manager, Dividend Capital Property Management LLC. The Property Manager may perform certain property management services for us and our Operating Partnership. The Property Manager is an affiliate of our Advisor and was organized in April 2002 to lease and manage real properties acquired by Dividend Capital-affiliated entities or other third parties. We pay the Property Manager a property management fee equal to a market-based percentage of the annual gross revenues of each of our real properties managed by the Property Manager. The actual percentage varies and is dependent upon geographic location and product type (such as office, industrial, retail, multifamily, hospitality, and other property types). In addition, we may pay the Property Manager a separate fee for the one-time initial lease-up of newly constructed real properties it manages for us in an amount not to exceed the fee customarily charged in arm’s length transactions by others rendering similar services in the same geographic area for similar real properties as determined by a survey of brokers and agents in such area. In the event that the Property Manager assists a tenant with tenant improvements, a separate fee may be charged to the tenant and paid by the tenant. This fee will not exceed 5% of the cost of the tenant improvements. The Property Manager will only provide these services if the provision of the services does not cause any of our income from the applicable real property to be treated as other than rents from real property for purposes of the applicable REIT requirements. To date, we have not paid any fees to the Property Manager.

Risks Associated with our Advisor’s Compensation

The substantial fees that our Advisor and our Advisor’s affiliates receive from us in return for their services could influence the Advisor’s advice to us. Among other matters, the compensation arrangements could affect their judgment with respect to:

•	Property acquisitions and dispositions, which allow the Advisor to earn additional asset management fees, acquisition fees, disposition fees, and possibly additional real estate sales commissions;

•	Public offerings of equity by us, which allowed the Dealer Manager to earn additional dealer manager fees and the Advisor to earn increased acquisition fees and asset management fees; and

•	Property acquisitions from other Dividend Capital affiliated entities, which may allow the Advisor or its affiliates to earn additional acquisition fees and asset management fees.

Further, our Advisor may recommend that we invest in a particular asset or pay a higher purchase price for the asset than it would otherwise recommend if it did not receive an acquisition fee. Certain potential acquisition fees and asset management fees paid to our Advisor and management and leasing fees paid to the Property Manager would be paid irrespective of the quality of the underlying real estate or property management services during the term of the related agreement. As a component of the asset management fee, our Advisor is also entitled to a monthly net operating income-based fee and a fee equal to a percentage of the sales price of a property upon its sale. These fees may incentivize our Advisor to recommend the sale of a property or properties that may not be in our best interest at the time. Investments with higher net operating income growth potential are generally riskier or more speculative. In addition, the premature sale of an asset may add concentration risk to the portfolio or may be at a price lower than if we held the property. Moreover, our Advisor has considerable discretion with respect to the terms and timing of acquisition, disposition, and leasing transactions. In evaluating investments and other management strategies, the opportunity to earn these fees may lead our Advisor to place undue emphasis on criteria relating to its compensation at the expense of other criteria, such as preservation of capital, in order to achieve higher short-term compensation. Considerations relating to our affiliates’ compensation from us and other Dividend Capital affiliated entities could result in decisions that are not in our stockholders’ best interests, which could hurt our ability to pay our stockholders distributions or result in a decline in the value of our stockholders’ investment. Conflicts of interest such as those described above have contributed to stockholder litigation against certain other externally managed REITs that are not affiliated with us.

Independent Director Review of Advisor Compensation

Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and to our investment performance and that such compensation is within the limits prescribed by our charter. Our independent directors supervise the performance of our Advisor and its affiliates and the compensation we pay to them to determine that the provisions of our compensation arrangements are being carried out. This evaluation is based on the factors set forth below as well as any other factors deemed relevant by our independent directors:

•	The amount of fees paid to our Advisor in relation to the size, composition, and performance of our investments;

•	The success of our Advisor in generating investments that meet our investment objectives;

•	Rates charged to other externally advised REITs and other similar investors by advisors performing similar services;

•	Additional revenues realized by our Advisor and its affiliates through their relationship with us, whether we pay them or they are paid by others with whom we do business;

•	The quality and extent of the services and advice furnished by our Advisor;

•	The performance of our investments, including income, conservation or appreciation of capital, frequency of problem investments, and competence in dealing with distress situations; and

•	The quality of our assets relative to the investments generated by our Advisor for its own account.

Our independent directors have not employed the services of a third-party compensation consultant in performing their evaluation of compensation paid to our Advisor and its affiliates.

Conflicts of Interests

Our Advisor and certain of our other affiliates are subject to conflicts of interest in connection with the management of our business affairs, including the following:

•	The directors, officers, and other employees of our Advisor must allocate their time between advising us and managing other real estate projects and business activities in which they may be involved;

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The compensation payable by us to our Advisor and other affiliates may not be on terms that would result from arm’s length negotiations between unaffiliated parties and is payable, in most cases, whether or not our stockholders receive distributions;

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We cannot guarantee that the terms of any joint venture entered into with affiliated entities proposed by our Advisor will be equally beneficial to us as those that would result from arm’s length negotiations between unaffiliated parties;

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We compete with certain affiliates for investments, subjecting our Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

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Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, our Advisor and its affiliates receive certain fees in connection with transactions involving the purchase, management, and sale of our investments; and

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The Property Manager and the Dealer Manager are affiliates of ours. As a result, (i) we may not always have the benefit of independent property management, (ii) we may not have had the benefit of an independent dealer manager, and (iii) stockholders may not have had the benefit of an independent third-party review of our public offerings to the same extent as if we and the Dealer Manager were unaffiliated.

Conflict Resolution Procedures

We are subject to potential conflicts of interest arising out of our relationship with our Advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment opportunities, the terms and conditions on which various transactions might be entered into by us and our Advisor or its affiliates and other situations in which our interests may differ from those of our Advisor or its affiliates. On November 6, 2009, our Board of Directors adopted an amended conflicts of interest resolutions and procedures policy. The procedures set forth below have been adopted by us to address these potential conflicts of interest.

Independent Directors

Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the Board of Directors or our Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Among the matters we expect our independent directors to review and act upon are:

•	The continuation, renewal or enforcement of our agreements with our Advisor and its affiliates, including the Advisory Agreement and the agreement with the dealer manager;

•	Transactions with affiliates, including our directors and officers;

•	Awards under the equity incentive plan; and

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Pursuit of a potential “Liquidity Event”, which includes but is not limited to (i) a listing of our common stock on a national securities exchange (or the receipt by our stockholders of securities that are listed on a national securities exchange in exchange for our common stock); (ii) our sale or merger in a transaction that provides our stockholders with a combination of cash and/or securities of a publicly traded company; and (iii) sale of all or substantially all of our assets for cash or other consideration.

Those conflict of interest matters that cannot be delegated to our independent directors, as a group, under Maryland law must be acted upon by both the Board of Directors and the independent directors.

Acquisitions Involving Affiliates and Other Related Entities

We will not purchase or lease real properties in which our Advisor, its affiliates or any of our directors has an interest without a determination by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to our Advisor or its affiliates or such director unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease real properties to our Advisor or its affiliates or to our directors unless a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction determine the transaction is fair and reasonable to us.

Mortgage Loans Involving Affiliates

Our charter prohibits us from investing in or making mortgage loans in which the transaction is with our Advisor or our directors or any of their affiliates unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our Advisor, our directors or any of their affiliates.

Issuance of Options and Warrants to Certain Affiliates

Our charter prohibits the issuance of options or warrants to purchase our common stock to our Advisor, our directors or any of their affiliates (i) on terms more favorable than we would offer such options or warrants to unaffiliated third parties or (ii) in excess of an amount equal to 10% of our outstanding common stock on the date of grant.

Repurchase of Shares of Common Stock

Our charter prohibits us from paying a fee to our Advisor or our directors or any of their affiliates in connection with our repurchase of our common stock.

Loans and Expense Reimbursements Involving Affiliates

We will not make any loans to our Advisor, our directors or any of their affiliates. In addition, we will not borrow from our Advisor, our directors or any of their affiliates unless our independent directors approve the transaction as being fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers or our Advisor or its affiliates.

In addition, our directors and officers and our Advisor and its affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner, subject to the limitation on reimbursement of operating expenses to the extent that they exceed the greater of 2% of our average invested assets or 25% of our net income, as described in our prospectus under the caption “The Advisor and the Advisory Agreement—The Advisory Agreement,” included in Post-Effective Amendment No. 8 to our Form S-11 Registration Statement filed with the Commission on July 24, 2009.

Voting of Shares of Common Stock Owned by Affiliates

Our Advisor or a director or any of their affiliates may not vote their shares of common stock regarding (i) the removal of any of them or (ii) any transaction between them and us. In determining the requisite percentage interest of shares necessary to approve a matter in which our Advisor, a director or any of their affiliates may not vote, any shares owned by any of them will not be included.

Allocation of Investment Opportunities among Affiliates and Other Related Entities

Our Advisor has entered into and may continue to enter into product specialist agreements or other arrangements with affiliates and other related entities that have specialized expertise in specific areas of real property, real estate securities or debt related investments to assist our Advisor in connection with identifying, evaluating, and recommending potential investments, performing due diligence, negotiating purchases, and managing our assets on a day-to-day basis. Our Advisor has engaged Dividend Capital Investments LLC, an affiliate of ours, as a product specialist in connection with securities investment management services. In addition, the Advisor has engaged DCT Industrial Trust Inc., a former affiliate of ours, who was an affiliate of ours at the time we engaged them, as a product specialist in connection with investments in industrial properties.

In the event that an investment opportunity becomes available which, in the discretion of our Advisor, is suitable for us under all of the factors considered by our Advisor, then our Advisor shall present the opportunity to our Board of Directors. In determining whether or not an investment opportunity is suitable for us and another program affiliated with our Advisor, our Advisor shall examine, among others, the following factors as they relate to us and each other program:

•	the investment objectives and criteria of each program;

•	the general real property sector or securities and debt related sector investment allocation targets of each program;

•	the cash requirements of each program;

•	the effect of the acquisition both on diversification of each program’s investments by type of commercial property and geographic area, and on diversification of the customers of its properties;

•	the policy of each program relating to leverage of properties;

•	the anticipated cash flow of each program;

•	the income tax effects of the purchase on each program;

•	the size of the investment; and

•	the amount of funds available to each program and the length of time such funds have been available for investment.

If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of our Advisor, to be more appropriate for a program other than the program that committed to make the investment, our Advisor may determine that another program affiliated with our Advisor or its affiliates may make the investment. Our Board of Directors will ensure that the method used by our Advisor for the allocation of investments by two or more affiliated programs seeking to acquire similar types of investments shall be reasonable.

Notwithstanding the foregoing, our Advisor has agreed, subject to changes approved by our Board of Directors, including a majority of the independent directors, in the future, that in the event there are investments that are equally suitable for both Industrial Income Trust and us, Industrial Income Trust will have priority for the first three of any such four suitable investments to acquire industrial properties and make debt investments related to industrial properties, and we will have priority to invest in the fourth such suitable investment, and this process will continue in the same manner until the first time that we have a cash balance of less than $100 million, after which the board of directors of Industrial Income Trust and our Board of Directors will determine another appropriate allocation methodology, unless we and Industrial Income Trust cannot agree to a new allocation methodology, in which case the original allocation methodology will remain in place. One of our independent directors, Charles Duke, is also an independent director for Industrial Income Trust and currently does not hold shares of common stock or options to purchase shares of common stock of Industrial Income Trust. If there are any transactions or policies affecting us and Industrial Income Trust, Mr. Duke will recuse himself from making any decisions in connection with any such transactions or policies for as long as he holds both positions. In the event that a conflict arises when applying the above allocation procedures that cannot be resolved by other means, the TRT-IIT Conflicts Resolution Committee is authorized to consider and resolve such conflicts on our behalf. The TRT-IIT Conflicts Resolution Committee consists of Daniel J. Sullivan and John. P. Woodberry, each an independent director.

While this is the current allocation process for allocating our Advisor’s investment opportunities as between us and Industrial Income Trust, our Advisor may revise this allocation procedure, subject to the approval of our Board of Directors, including a majority of the independent directors. In addition, our Advisor or its affiliates may advise additional real estate funds or other ventures now and in the future. The result of the creation of such additional funds may be to increase the number of parties who have the right to participate in, or have priority with respect to, investment opportunities sourced by our Advisor or its affiliates, thereby reducing the number of investment opportunities available to us. Additionally, this may result in certain asset classes being unavailable for investment by us, or being available only after one or more other real estate funds have first had the opportunity to invest in such assets. For example, if our Advisor sponsors an additional real estate fund that is exclusively or primarily focused on the acquisition of a particular asset class, we may agree, with the approval of a majority of our Board of Directors, including a majority of the independent directors, that such fund will have priority with respect to the acquisition of such asset class. In addition, our Debt Advisor acts as one of our Advisor’s product specialists with respect to our investments in certain debt related investments, and may, independently or on behalf of other affiliates of ours, originate or acquire debt related investments.

In performance of its role as a product specialist, to the extent that an affiliate or a related entity becomes aware of an investment opportunity that is suitable for us, it is possible that we may, pursuant to the terms of any agreement with such affiliate or such related entity, co-invest equity capital in the form of a joint venture. The terms of any such joint venture shall be no less favorable to us than would be available in an arm’s length transaction with an unaffiliated third party.

Any affiliate that serves as a product specialist in connection with securities investment management services will be required to have adopted trade aggregation and allocation policies designed to promote fairness and equity among all of its clients and to minimize risk that any of its clients would be or could be systematically advantaged or disadvantaged through aggregation of trade orders.

Any of our Advisor’s product specialist and joint venture agreements with affiliates may also require that such affiliates provide our Advisor, on a periodic basis and/or upon reasonable request, such reasonable information required by our Board of Directors, including our independent directors, to determine whether our conflict resolution procedures are being fairly applied.

REPORT OF INDEPENDENT DIRECTORS

As Independent Directors of Dividend Capital Total Realty Trust Inc., a Maryland corporation (the “Company”), we have reviewed the policies being followed by the Company and believe they are in the best interests of its stockholders. The primary basis for this conclusion (as described further below) is the development of the Company’s investment strategy, the policies it has followed in support of its strategy, and the diversified portfolio of real estate assets it has acquired to date.

The Company’s investment strategy is to provide investors seeking a general real estate allocation with a broadly diversified portfolio of real properties, real estate securities, and debt related investments. Our Advisor actively monitors and manages the Company’s portfolio to achieve diversification across multiple dimensions including (i) real property, real estate securities, and debt related investments, (ii) equity and debt capital structures, (iii) real estate property sectors, (iv) geographic markets, and (v) tenant profiles. To achieve the Company’s investment objectives, the Company targets to invest on average 70% to 80%, but in any event no less than 60%, of its total assets in real properties, and it intends to invest on average 20% to 30%, but in any event no more than 40%, of its total assets in a combination of real estate securities and debt related investments.

Our Advisor and its product specialists have substantial discretion with respect to the selection of real properties, real estate securities, and debt related investments. In determining the specific types of real property, real estate securities, and debt related investments to make or recommend, our Advisor considers certain criteria, including, but not limited to, the following: (i) positioning the overall portfolio to achieve an optimal mix of real property, real estate securities, and debt related investments, (ii) diversification benefits relative to real property across multiple sectors, consisting of office, industrial, retail, multifamily, hospitality, and other real property types, (iii) diversification benefits relative to real estate securities and debt related investments by considering exposure limits to investment subclasses, and (iv) diversification benefits relative to real property across multiple sectors and geographic markets.

As of December 31, 2009, the Company had invested in 79 real properties located in 27 distinct markets throughout the United States at a total gross investment amount of approximately $1.7 billion (before accumulated depreciation and amortization), comprising approximately 13.0 million net rentable square feet. In addition, as of December 31, 2009, the Company had invested in various real estate securities with a total market value of approximately $72.7 million, and debt related investments with a total net carrying amount of approximately $157.9 million. We believe the Company’s portfolio of investments as of December 31, 2009 is consistent with the objectives outlined in the Company’s charter and prospectus.

We have reviewed the transactions with affiliates as outlined in Note 13 to the audited consolidated financial statements as of December 31, 2009 and for the year then ended included in the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 23, 2010, and in our opinion, the transactions with affiliates reflected therein are fair and reasonable to the Company and its stockholders.

This report is limited to the policies being followed by the Company and the fairness of transactions with affiliates. For a discussion of the Company’s financial condition and operating results, see the Company’s Annual Report on Form 10-K described above.

THE INDEPENDENT DIRECTORS OF THE COMPANY

Charles B. Duke
Daniel J. Sullivan
John P. Woodberry

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors has recommended that Messrs. John A. Blumberg, Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2011 and until their respective successors are duly elected and qualify. For certain information regarding each nominee, see “Board of Directors” above.

Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.

Election of the director nominees named in this proposal requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Board of Directors’ nominees. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Abstentions and broker non-votes, if any, will have the effect of votes against the election of directors. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, independent registered public accountants, has served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2009. The Audit Committee of the Board of Directors has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2010 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Abstentions and broker non-votes, if any, will have no effect on the outcome of the ratification of KPMG LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR 2010.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS

FOR 2011 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2011 annual meeting of stockholders if they are received by us on or before December 21, 2010. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by our Secretary at the above address by December 21, 2010. Our current bylaws require that proposals of stockholders must be submitted in accordance with the requirements of the bylaws, not later than 5:00 pm, Mountain Time, on December 21, 2010 and not earlier than November 21, 2010.

For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Dividend Capital Total Realty Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.totalrealtytrust.com.

The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by delivering an oral or written request to Dividend Capital Total Realty Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 20, 2010. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Joshua J. Widoff
Senior Vice President, General Counsel and Secretary

Denver, Colorado

April 20, 2010

P.O. Box 55203	Proxy Voting Card
Boston, Ma 02205-5203
1 2 3 4 5 6 7 8 9 0 1 2 3

Dividend Capital Total Realty Trust Inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2010
WE NEED YOUR VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION.

Vote by Phone, via the Internet or by Mail!

CALL: To vote by phone, call toll-free at 1-866-977-7699 and follow the simple recorded instructions.

LOG-ON: To vote on the Internet, go to www.eproxy.com/trt and follow the simple instructions that appear on your computer screen.

MAIL: To vote by mail, check the appropriate voting boxes below on this proxy voting card, sign and date the card, and return the entire proxy voting card in the enclosed postage-paid envelope.

----------If Voting by Mail, Please Fold Here and Return Entire Voting Card – Do Not Detach----------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

To vote, mark boxes below in blue or black ink as follows: Example ¡

1.	Election of directors to serve on the Board of Directors of Dividend Capital Total Realty Trust Inc. (the “Company”) until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualify.

		For	Withhold	For All
(01) John A. Blumberg	(02) Charles B. Duke	All	All	Except*
(03) Daniel J. Sullivan	(04) John P. Woodberry	1. ☐	☐	☐

* To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) on the line to the right.

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2010.	2. ☐	☐	☐

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any other adjournment or postponement thereof in the discretion of the Proxy Holder.

Signature                                                                            Signature                                                                            Date

Please sign exactly as your name or name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

Dividend Capital Total Realty Trust Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 29, 2010

The undersigned stockholder of Dividend Capital Total Realty Trust Inc., a Maryland corporation (the “Company”), hereby appoints Joshua J. Widoff and M. Kirk Scott, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held on June 29, 2010 at 1:30 p.m. Mountain Time, at The Westin Tabor Center, Horace Tabor/Molly Brown Room, 1672 Lawrence Street, Denver, CO 80202 and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers that the undersigned would have if personally present thereat.

The undersigned hereby acknowledges receipt of the Company’s Annual Report to Stockholders for fiscal year ended December 31, 2009 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of which are incorporated herein by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth on the reverse side of this proxy card.

Please remember to sign and date the reverse side of this proxy voting card before mailing.

----------If Voting by Mail, Please Fold Here and Return Entire Voting Card – Do Not Detach----------

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and 2009 Annual Report to Stockholders are available at:

http://www.eproxy.com/trt

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION.

Vote by Phone, via the Internet or by Mail!

CALL: To vote by phone, call toll-free at 1-866-977-7699 and follow the simple recorded instructions.

LOG-ON: To vote on the Internet, go to www.eproxy.com/trt and follow the simple instructions that appear on your computer screen.

MAIL: To vote by mail, check the appropriate voting boxes on this proxy voting card, sign and date the card, and return the entire proxy voting card in the enclosed postage-paid envelope.